Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended August 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(972,652)
Unrealized Gain (Loss) on Market Value of Commodity Futures	7,586,437
Dividend Income	616,278
Interest Income	283,048
ETF Transaction Fees	350
Total Income (Loss)	$7,513,461

Expenses
Management Fees	$170,974
Professional Fees	30,712
Brokerage Commissions	9,223
Directors' Fees and insurance	3,164
Total Expenses	$214,073
Net Income (Loss)	$7,299,388

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/25	$249,271,308
Additions (50,000 Shares)	3,714,148
Net Income (Loss)	7,299,388

Net Asset Value End of Month	$260,284,844
Net Asset Value Per Share (3,400,000 Shares)	$76.55

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended August 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(6,243,963)
Unrealized Gain (Loss) on Market Value of Commodity Futures	14,086,638
Dividend Income	457,148
Interest Income	343,574
ETF Transaction Fees	4,550
Total Income (Loss)	$8,647,947

Expenses
Management Fees	$124,370
Professional Fees	43,775
Brokerage Commissions	12,302
Directors' Fees and insurance	2,835
Total Expenses	$183,282
Net Income (Loss)	$8,464,665

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/25	$219,635,013
Additions (1,000,000 Shares)	27,643,804
Withdrawals ((1,350,000) Shares)	(37,321,414)
Net Income (Loss)	8,464,665

Net Asset Value End of Month	$218,422,068
Net Asset Value Per Share (7,750,000 Shares)	$28.18

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended August 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(7,216,615)
Unrealized Gain (Loss) on Market Value of Commodity Futures	21,673,075
Dividend Income	1,073,426
Interest Income	626,622
ETF Transaction Fees	4,900
Total Income (Loss)	$16,161,408

Expenses
Management Fees	$295,344
Professional Fees	74,487
Brokerage Commissions	21,525
Directors' Fees and insurance	5,999
Total Expenses	$397,355
Net Income (Loss)	$15,764,053

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/25	$468,906,321
Additions (1,050,000 Shares)	31,357,952
Withdrawals (1,350,000 Shares)	(37,321,414)
Net Income (Loss)	15,764,053

Net Asset Value End of Month	$478,706,912

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596